EXHIBIT 4:

            Instrument Defining Rights of Stockholders. Reference is made to Registrant's Registration Statement No. 000-27411 on Form 8-A, together with any exhibits thereto, which are incorporated herein by reference pursuant to Item 3(c) to this Registration Statement.